SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.   20549

                           ________________

                               FORM 8-K
                           ________________


                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 23, 1999
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                        ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                               Delaware
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            (State or other jurisdiction of incorporation)


            1-1196                                23-0371610
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    (Commission File Number)                    (IRS Employer
                                              Identification No.)


   333 South Hope Street, Los Angeles, California       90071
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)


<PAGE<


Item 5.  Other Events.

     Press Release, dated April 23, 1999, announcing the closing of ARCO's $1 billion offering of senior debt securities.


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

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATLANTIC RICHFIELD COMPANY


                                    /s/  ALLAN L. COMSTOCK
                                   ____________________________
                                   Allan L. Comstock
                                   Vice President and Controller


Dated:  April 23, 1999


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